UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2009

CAPMARK FINANCIAL GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	333-146211	91-1902188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

116 Welsh Road
Horsham, Pennsylvania	19044
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 328-4622

Not applicable.
(Former names or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On January 13, 2009, Capmark Financial Group Inc. (the “Company”) announced that it does not expect the Board of Governors of the Federal Reserve System to act on Capmark’s application to become a bank holding company prior to January 15, 2009, the deadline for participation in the U.S. Treasury’s Capital Purchase Program. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release Announcing Update of Status of Capmark’s Bank Holding Company Application

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Capmark Financial Group Inc.

/s/ Thomas L. Fairfield
Date: January 13, 2009	Name:	Thomas L. Fairfield
	Title:	Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release Announcing Update of Status of Capmark’s Bank Holding Company Application